   As filed with the Securities and Exchange Commission on December 10, 1998.
================================================================================
                                                  Registration No. 333-64563


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                   ----------


                                  PRE-EFFECTIVE
                               AMENDMENT NO. 2 TO
                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                   ----------

                               BIO-VASCULAR, INC.
             (Exact name of registrant as specified in its charter)

                Minnesota                               41-1526554
       (State or other jurisdiction         (I.R.S. Employer Identification No.)
      of incorporation or organization)

                                  -------------
                             2575 University Avenue
                            St. Paul, Minnesota 55114
                                 (651) 603-3700
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                                   ----------

                               Connie L. Magnuson
              Vice President - Finance and Chief Financial Officer
                             2575 University Avenue
                            St. Paul, Minnesota 55114
                                 (651) 603-3700
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                 ---------------

                                   Copies to:
                             Michael J. Kolar, Esq.
                        Oppenheimer Wolff & Donnelly LLP
                     3400 Plaza VII, 45 South Seventh Street
                          Minneapolis, Minnesota 55402
                                 (612) 607-7000

                                 ---------------

        Approximate date of commencement of proposed sale to the public:
   From time to time after the effective date of this Registration Statement.

                                 ---------------

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [x]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


                                 ---------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

================================================================================

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS


Item 16. Exhibits

2.1 Acquisition Agreement and Plan of Reorganization by and among Bio-Vascular, Inc., Jer-Neen Acquisition, Inc., Jer-Neen Manufacturing Co., Inc., George Nelson, Jr., Ronald Breckner, James Pfau, Willard Sykes and Catherine Sykes, dated July 31, 1998 (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K, dated July 31, 1998, as amended (File No. 0-13907)).

4.1 Restated Articles of Incorporation of the Company, as amended, (incorporated by reference to Exhibit 3.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended April 30, 1997 (File No. 0-13907)).

4.2 Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-4 (File No. 33-74750)).

4.3 Form of Common Stock Certificate of the Company (incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form 10 (File 0-13907)).

4.4 Rights Agreement, dated as of June 12, 1996, between Bio-Vascular, Inc. and American Stock Transfer & Trust Company, which includes as Exhibit A the form of Rights Certificate (incorporated by reference to Exhibit 4.1 to the Company's Current Report on Form 8-K dated June 12, 1996 (File No. 0-13907)).

5.1 Opinion and Consent of Oppenheimer Wolff & Donnelly LLP (filed herewith electronically).


23.1 Consent of PricewaterhouseCoopers LLP (filed herewith electronically).*


23.2 Consent of Oppenheimer Wolff & Donnelly LLP (included in Exhibit 5.1).


24.1 Power of Attorney (included on page II-4 of this Registration Statement).*



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*Indicates item previously filed

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Paul and State of Minnesota, on December 10, 1998.



                           By: /s/ Connie L. Magnuson
                               --------------------------------
                               Connie L. Magnuson
                               Vice President - Finance and Chief Financial
                               Officer (Principal Financial and Accounting
                               Officer)




     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on December 10, 1998 in the capacities indicated.



     Signature                                    Title
     ---------                                    -----
*                                     President, Chief Executive Officer and
----------------------------          Director (Principal Executive Officer)

M. Karen Gilles

*                                     Chairman of the Board and Director
----------------------------
Timothy M. Scanlan

*                                     Director
----------------------------
William G. Kobi

*                                     Director
----------------------------
Richard W. Perkins

*                                     Director
----------------------------
Anton R. Potami

*                                     Director
----------------------------
Timothy M. Scanlan

*                                     Director
----------------------------
Edward E. Strickland



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* By: /s/ Connie L. Magnuson
      ---------------------------
      Connie L. Magnuson
      Attorney-in-fact

                               BIO-VASCULAR, INC.
               EXHIBIT INDEX TO REGISTRATION STATEMENT ON FORM S-3

Item No.    Description                                   Method of Filing
--------    -----------                                   ----------------
2.1         Acquisition  Agreement  and Plan of
            Reorganization  by and among
            Bio-Vascular,  Inc.,  Jer-Neen
            Acquisition,  Inc., Jer-Neen
            Manufacturing Co., Inc., George Nelson, Jr.,
            Ronald Breckner,  James Pfau, Willard
            Sykes and Catherine Sykes, dated
            July 31, 1998.................................Incorporated by
                                                          reference to Exhibit
                                                          2.1 to the Company's
                                                          Current Report on Form
                                                          8-K, dated July 31,
                                                          1998, as amended (File
                                                          No. 0-13907).

4.1         Restated Articles of Incorporation of the
            Company, as amended...........................Incorporated by reference to Exhibit
                                                          3.1 to the Company's
                                                          Quarterly Report on
                                                          Form 10-Q for the
                                                          quarter ended April
                                                          30, 1997 (File No.
                                                          0-13907).

4.2         Amended and Restated Bylaws of the
            Company.......................................Incorporated by
                                                          reference to Exhibit
                                                          3.2 to the Company's
                                                          Registration Statement
                                                          on Form S-4 (File
                                                          No. 33-74750).

4.3         Form of Common Stock Certificate of the
            Company.......................................Incorporated by
                                                          reference to
                                                          Exhibit 4.1 to the
                                                          Company's Registration
                                                          Statement on Form 10
                                                          (File 0-13907).

4.4         Rights Agreement,  dated as of June 12, 1996,
            between Bio-Vascular,  Inc. and American
            Stock Transfer & Trust Company, which
            includes as Exhibit A the form of Rights
            Certificate...................................Incorporated by
                                                          reference to Exhibit
                                                          4.1 to the Company's
                                                          Current Report on Form
                                                          8-K dated June 12,
                                                          1996 (File No.
                                                          0-13907)).

5.1         Opinion and Consent of Oppenheimer Wolff &
            Donnelly LLP..................................Filed herewith electronically.


23.1        Consent of PricewaterhouseCoopers LLP.........Filed herewith electronically.*


23.2        Consent of Oppenheimer Wolff & Donnelly LLP...Included in
                                                          Exhibit 5.1.


24.1        Power of Attorney.............................Included on page II-4 of this Registration
                                                          Statement.*

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*Indicates item previously filed